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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 dated October 1, 1999 of our report dated February 17, 1999, relating to the financial statements which appears in quepasa.com, inc.'s Registration Statement on Form S-1, dated June 24, 1999 (SEC File No. 333-74201).


                                      /s/ EHRHARDT KEEFE STEINER & HOTTMAN, P.C.
                                          --------------------------------------
                                          Ehrhardt Keefe Steiner & Hottman, P.C.


Denver, Colorado
October 1, 1999